PROSPECTUS SUPPLEMENT -- October 15, 2001*
NEW JERSEY RESIDENTS ONLY

American Express Variable Universal Life III(SM) (May 1, 2001) S-6189 E (5/01)

The first paragraph in the "No Lapse Guarantee" section on p. 23 is revised as follows:

The NLG provides your policy will remain in force until the insured's attained age 70 (or five policy years, if later) (always five policy years if purchased in Massachusetts, New Jersey or Texas), even if the cash surrender value is insufficient to pay the monthly deduction.

S- 6189-11 A (10/01)
*Valid until next prospectus update.

Destroy May 1, 2002.